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                                                                    EXHIBIT 23.6



                       CONSENT TO BE NAMED AS A DIRECTOR
                                       OF
                                  eSPEED, INC.



     The undersigned hereby consents to be named as a director of eSpeed, Inc. (the "Company") in the Registration Statement on Form S-1 (Registration No. 333-87475) and all amendments thereto, filed by the Company with the Securities and Exchange Commission.



                                                /S/ FREDERICK T. VARACCHI